UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 2, 2010 (December 1, 2010)
Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Greenway Plaza
Suite 600
Houston, TX	77046
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
          As previously disclosed, on November 19, 2010, the transactions contemplated by the First Amended and Restated Agreement and Plan of Merger, dated as of August 18, 2010 (as amended, the “Merger Agreement”), by and among Buckeye Partners, L.P. (the “Partnership”), Buckeye GP LLC, the Partnership’s general partner (the “Partnership GP”), Buckeye GP Holdings L.P. (“Holdings”), MainLine Management LLC, Holdings’ general partner (“Holdings GP”), and Grand Ohio, LLC (“MergerCo”), closed, MergerCo merged with and into Holdings (the “Merger”), the separate existence of MergerCo ceased and Holdings survived as a Delaware limited partnership and as a subsidiary of the Partnership. In connection with the closing of the transactions contemplated by the Merger Agreement, the previously effective amended and restated agreement of limited partnership of the Partnership, dated as of April 14, 2008, was amended and restated by the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 19, 2010 (the “Partnership Agreement”). In general, the Partnership Agreement provides for, among other things, the election of some or all of the directors to the board of directors of the Partnership GP (the “Partnership Board”) by the Partnership’s limited partners (the “public election provisions”), including the holders of the Partnership’s limited partnership units (“Partnership LP units”), and for the classification of some or all of the directors on the Partnership Board upon either (a) the receipt of approval from the California Public Utilities Commission and the Pennsylvania Public Utility Commission of the public election provisions or (b) a determination by the Partnership Board that such approvals are not required.
ITEM 8.01 OTHER EVENTS.
          On December 1, 2010, the Partnership Board determined, based upon the advice of counsel, that the public election provisions do not require any approval of California Public Utilities Commission or the Pennsylvania Public Utility Commission that has not already been obtained. In addition, on December 1, 2010, the Partnership Board, by resolution in accordance with the Partnership Agreement, classified certain of the directors into three classes: Joseph A. LaSala, Jr., Martin A. White and Forrest E. Wylie are in Class I, C. Scott Hobbs and Mark C. McKinley are in Class II and Oliver G. Richard, III and Frank S. Sowinski are in Class III. This Item 8.01 describes, among other things, certain of the provisions of the Partnership Agreement that became effective as a result of such determination and the classification of the directors by the Partnership Board.
     Under the Partnership Agreement, Holdings GP is entitled to designate up to two directors to the Partnership Board. Such directors are referred to in the Partnership Agreement as “Holdco GP Directors.” The Partnership Agreement provides that Holdings GP shall have the right to designate (a) two Holdco GP Directors for so long as BGH GP Holdings, LLC (“BGH GP”), ArcLight Capital Partners, LLC (“ArcLight”) and Kelso & Company (“Kelso”) and their affiliates (directly and indirectly) collectively own at least 10,495,107 Partnership LP units (85% of the number they owned immediately after the closing of the Merger) or (b) one Holdco GP Director for so long as they collectively own at least 5,247,554 Partnership LP units (42.5% of the number they owned after the closing of the Merger). Under the Partnership Agreement, for so long as Holdings GP has the right to designate any Holdco GP Directors, BGH GP, ArcLight and Kelso and their affiliates will not vote their Partnership LP units in connection with the election of Public Directors (as defined below), and “Public Limited Partners” will be defined as all limited partners other than BGH GP, ArcLight and Kelso and their affiliates. Once Holdings GP ceases to have the right to designate any Holdco GP Directors, “Public Limited Partners” will mean all limited partners.
     Under the Partnership Agreement, Public Limited Partners are entitled to elect all members of the Partnership Board, other than the Holdco GP Directors (such directors elected by the Public Limited Partners are referred to as the “Public Directors”). As of the date of this report, the Public Directors are Forrest E. Wylie, C. Scott Hobbs, Joseph A. LaSala, Jr., Mark. C. McKinley, Oliver G. Richard, III, Frank S. Sowinski and Martin A. White and the Holdco GP Directors are Frank J. Loverro and John F. Erhard.
     Pursuant to the Partnership Agreement, the Public Directors are classified into three classes. The number of Public Directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of Public Directors by three, and if a fraction is also contained in such quotient, then if such fraction is one-third, the extra director shall be a member of Class I and if the fraction is two-thirds, one of the extra directors shall be a member of Class I and the other shall be a member of Class II.
     The Public Directors that are designated to Class I will serve for an initial term that expires at the first annual meeting of the Partnership’s unitholders, the Public Directors designated to Class II will serve for an initial term that expires at the second annual meeting of the Partnership’s unitholders, and the Public Directors designated to Class III will serve for an initial term that expires at the third annual meeting of the Partnership’s unitholders. At each annual meeting of the Partnership’s unitholders, directors to replace Public Directors whose terms expire at such annual meeting will be elected to hold office until the third succeeding annual meeting. Each Public Director will hold office for the term for which such director is elected or until such director’s earlier death, resignation or removal. Any vacancies may be filled by a majority of the remaining Public Directors then in office. A Public Director may be removed only for cause and only upon a vote of the majority of the remaining Public Directors then in office.
     The number of directors on the Partnership Board will be not less than six and not more than nine. Any increase or decrease in the number of directors shall be apportioned among the classes of Public Directors so as to maintain the number of Public Directors in each class as nearly as possible, and any additional Public Directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. Any decrease in the number of directors, however, may not have the effect of shortening the term of any incumbent director. In addition, the Partnership Board must maintain at least three directors meeting the independence and experience requirements of any national securities exchange on which the Partnership LP units are listed or quoted.
     Annual meetings of the Partnership’s limited partners for the election of directors to the Partnership Board, and such other matters as the Partnership Board submits to a vote of the limited partners, will be held on the first Tuesday in June of each year or on such other date as is fixed by the Partnership GP. Unitholders may vote either in person or by proxy at meetings. The holders of a majority of the outstanding Partnership LP units, represented in person or by proxy, will constitute a quorum.
     For purposes of determining the holders of Partnership LP units entitled to notice of or to vote at any meeting or to give approvals without a meeting, the Partnership GP may set a record date, which date for purposes of notice of a meeting shall not be less than 10 days nor more than 60 days before the date of the meeting.
     Any action that is required or permitted to be taken by the Partnership’s unitholders may be taken either at a meeting of the Partnership’s unitholders or without a meeting if approvals in writing describing the action so taken are signed by holders of the number of units necessary to authorize or take that action at a meeting, except that election of directors by the Partnership’s unitholders may only be done at a meeting. Special meetings of the Partnership’s unitholders may be called by the Partnership GP or by the Partnership’s unitholders owning at least 20% of the outstanding Partnership LP units.
     Except as described below with respect to the election of directors, each record holder of Partnership LP units has one vote per Partnership LP unit, although additional limited partner interests having special voting rights could be issued. Partnership LP units held in nominee or street name account will be voted by the broker or other nominee in accordance with the instruction of the beneficial owner unless the arrangement between the beneficial owner and its nominee provides otherwise.
     With respect to the election of directors, the Partnership Agreement provides that if, at any time, any person or group beneficially owns 20% or more of the outstanding Partnership LP units, then all Partnership LP units owned by such person or group in excess of 20% of the outstanding Partnership LP units may not be voted, and in each case, the foregoing units will not be counted when calculating the required votes for such matter and will not be deemed to be outstanding for purposes of determining a quorum for such meeting. Such Partnership LP units are not treated as a separate class for purposes of the Partnership Agreement. Notwithstanding the foregoing, the Partnership Board may, by action specifically referencing votes for the election of directors, determine that the limitation described above will not apply to a specific person or group.
     Nominations of persons for election as Public Directors may be made at an annual meeting of the Partnership’s unitholders only (a) by or at the direction of the Public Directors or any committee thereof or (b) by any Public Limited Partner who (i) was a record holder at the time the notice provided for in the Partnership Agreement is delivered to the Partnership GP, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in the Partnership Agreement.
     For any nominations brought before an annual meeting by a Public Limited Partner, the limited partner must give timely notice thereof in writing to the Partnership GP. The notice must contain certain information as described in the Partnership Agreement. To be timely, a Public Limited Partner’s notice must be delivered to the Partnership

GP not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that, in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the limited partner must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Partnership or the Partnership GP). For purposes of the 2011 annual meeting, the first anniversary of the preceding year’s annual meeting will be deemed to be June 1, 2011. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a Public Limited Partner’s notice as described above.
     In the event that the number of Public Directors is increased effective at an annual meeting of the Partnership’s unitholders and there is no public announcement by the Partnership or the Partnership GP naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Public Limited Partner’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to the Partnership GP not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Partnership or the Partnership GP.
     Nominations of persons for election as Public Directors also may be made at a special meeting of the Partnership’s unitholders at which directors are to be elected in accordance with the provisions of the Partnership Agreement.
     Only such persons who are nominated in accordance with the procedures set forth in the Partnership Agreement will be eligible to be elected at an annual or special meeting of the Partnership’s unitholders to serve as Public Directors. Notwithstanding the foregoing, unless otherwise required by law, if the nominating Public Limited Partner (or a qualified representative of the limited partner) does not appear at the annual or special meeting of the Partnership’s unitholders to present a nomination, such nomination will be disregarded notwithstanding that proxies in respect of such vote may have been received by the Partnership GP or the Partnership.
     In addition to the provisions described above and in the Partnership Agreement, a Public Limited Partner must also comply with all applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder; provided, however, that any references in the Partnership Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and do not limit any requirements applicable to nominations pursuant to the Partnership Agreement, and compliance with the Partnership Agreement is the exclusive means for a limited partner to make nominations.
     The disclosure contained in this Item 8.01 does not purport to be a complete description of the Partnership Agreement and is qualified in its entirety by reference to the Partnership Agreement, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

3.1	Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of November 19, 2010 (Incorporated by reference to Exhibit 3.1 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on November 22, 2010).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.
By:	Buckeye GP LLC,
its General Partner

By:	/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr.
Vice President and General Counsel

Dated December 2, 2010

Exhibit Index

Exhibits.

3.1	Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of November 19, 2010 (Incorporated by reference to Exhibit 3.1 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on November 22, 2010).